UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
CPEX Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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March 15, 2011
Dear Fellow Stockholder:
     The CPEX Board of Directors unanimously recommends that you vote today FOR the proposal to approve CPEX’s merger agreement with FCB I Holdings. You will receive $27.25 per share in cash for each of your CPEX shares if the merger is approved. This is a 142% premium over the price of CPEX shares on January 7, 2010, the day prior to the date a third party publicly stated its intention to make an unsolicited offer for the Company, and a premium of approximately 12% over the 60-trading day average closing price of CPEX’s shares on the date prior to the announcement of the merger with FCB. Our records show that you have not yet voted and your vote is important if you want to receive your $27.25 per share.
LEADING INDEPENDENT PROXY ADVISORY SERVICE RECOMMENDS THAT CPEX
STOCKHOLDERS VOTE FOR MERGER AGREEMENT WITH FCB
     ISS Proxy Advisory Services, a leading independent firm that advises institutional clients how to vote on proxies, recommends that stockholders vote FOR the transaction as it believes that the transaction is in stockholders’ best interests. ISS states that the transaction:
•	“Offers a significant premium to the unaffected share price,

•	Brings certainty of value through its all-cash consideration, and

•	Resulted from a lengthy and apparently thorough exploration of strategic alternatives.”
YOUR VOTE IS IMPORTANT — VOTE TODAY FOR THE $27.25 PER SHARE
ALL CASH PREMIUM TRANSACTION
     The special meeting of stockholders to vote on the proposal will be held at 9:00 a.m. on March 24, 2011. Do not delay — you can vote today. Adoption and approval of the transaction requires the affirmative vote of a majority of the outstanding shares of CPEX common stock entitled to vote at the special meeting. Therefore, failure to vote will have the same effect as a vote against the adoption of the Merger Agreement. Whether or not you are able to attend the special meeting in person, please follow the instructions on the enclosed form of proxy to submit your proxy via the Internet or by telephone, or complete, sign and date the enclosed form of proxy and return it in the envelope provided as soon as possible. If you have Internet access, we encourage you to record your vote via the Internet. This action will not limit your right to vote in person at the special meeting.
     If you have any questions or need assistance voting your shares, please contact MacKenzie Partners, Inc., our proxy solicitor, at (800) 322-2885 or (212) 929-5500 (call collect) or at cpex@mackenziepartners.com.

     Thank you for your continued support of CPEX Pharmaceuticals, Inc.
     Sincerely,

     James R. Murphy
     Chairman of the Board
     Permission to use quoted material was neither sought nor obtained.
About CPEX Pharmaceuticals, Inc.
     CPEX Pharmaceuticals, Inc. is an emerging specialty pharmaceutical company focused on the development, licensing and commercialization of pharmaceutical products utilizing CPEX’s validated drug delivery platform technology. CPEX has U.S. and international patents and other proprietary rights to technology that facilitates the absorption of drugs. CPEX has licensed applications of its proprietary CPE-215® drug delivery technology to Auxilium Pharmaceuticals, Inc. which launched Testim, a topical testosterone gel, in 2003. CPEX maintains its headquarters in Exeter, NH. For more information about CPEX, please visit www.cpexpharm.com.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
     CPEX has filed with the Securities and Exchange Commission (the “SEC”) and furnished to its stockholders a definitive proxy statement in connection with the proposed transaction with FCB (the “Definitive Proxy Statement”). This communication may be deemed to be solicitation material in respect of the merger with FCB. Investors and security holders of CPEX are urged to read the Definitive Proxy Statement and the other relevant materials (when they become available) because such materials will contain important information about CPEX and the proposed transaction with FCB. The Definitive Proxy Statement and other relevant materials (when they become available), and any and all other documents filed by CPEX with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents CPEX files with the SEC by directing a written request to CPEX Pharmaceuticals, Inc., 2 Holland Way, Exeter, NH 03833, Attention: Chief Financial Officer. Copies of CPEX’s filings with the SEC may also be obtained at the “Investors” section of CPEX’s website at www.cpexpharm.com/investor.htm.
INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS (WHEN THEY BECOME AVAILABLE) BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION WITH FCB.
     CPEX and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of CPEX in connection with the proposed transaction with FCB. Information about those directors and executive officers of CPEX, including their ownership of CPEX securities, is set forth in the Definitive Proxy Statement (filed with the SEC on February 4, 2011) and in the proxy statement for CPEX’s 2010 Annual Meeting of Stockholders (filed with the SEC on April 9, 2010), as supplemented by other CPEX filings with the SEC. Investors and security holders may obtain additional information regarding the direct and indirect interests of CPEX and its directors and executive officers in the proposed transaction with FCB by reading the proxy statements and other public filings referred to above.
SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
     Certain items in this document may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to: the proposed transaction with FCB; the risks associated with and sales of Testim; the performance of CPEX; the benefits of the proposed transaction with FCB and such other risks and uncertainties as are detailed in the Definitive Proxy Statement, in CPEX’s Annual Report on Form 10-K filed with the SEC on March 29, 2010, and in the other reports that CPEX periodically files with the SEC. Copies of CPEX’s filings with the SEC may be obtained by the methods described above. CPEX cautions investors not to place undue reliance on the forward-looking statements contained in this document or other filings with the SEC.
     The statements in this document reflect the expectations and beliefs of CPEX’s management only as of the date of this document and subsequent events and developments may cause these expectations and beliefs to change. CPEX undertakes no obligation to update or revise these statements, except as may be required by law. These forward-looking statements do not reflect the potential impact of any future dispositions or strategic transactions, including the proposed transaction with FCB, that may be undertaken. These forward-looking statements should not be relied upon as representing CPEX’s views as of any date after the date of this document.
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The letter above was first released to stockholders on March 15, 2011

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